Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases
Note 11: Leases
The Company leases certain facilities, office space, vehicles and office, data processing and other equipment under capital and operating leases. Rental expenses for the years ended December 31, 2011, 2010 and 2009 were $74.7 million, $67.5 million and $57.4 million, respectively. Future minimum lease payments with respect to capital leases and operating leases with noncancelable terms in excess of one year were as follows:

(dollars in millions)	Capital Lease Payments	Operating Lease Payments

Year ending December 31:
2012	$7.5	$56.2
2013	5.5	49.7
2014	4.3	48.8
2015	2.1	37.3
2016	0.2	42.6
Thereafter	0.2	75.6

Future minimum lease payments	19.8	310.2
Less: amount representing interest	(1.2)	–

Lease obligations at December 31, 2011	$18.6	$310.2